                                                                     EXHIBIT 4.2




--------------------------------------------------------------------------------



                       FIRST NORTH AMERICAN NATIONAL BANK,
                           as Transferor and Servicer

                                       and

                           FIRST UNION NATIONAL BANK,
                                   as Trustee

                       on behalf of the Certificateholders
                         ------------------------------

                            SERIES 1998-1 SUPPLEMENT
                         Dated as of October [___], 1998

                                       to

                     MASTER POOLING AND SERVICING AGREEMENT

                          Dated as of October 30, 1997

                         ------------------------------


                                  $600,000,000

                         FNANB CREDIT CARD MASTER TRUST

                                  SERIES 1998-1

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



SECTION 1.        Designation ....................................................................................1
SECTION 2.        Definitions  ...................................................................................2
SECTION 3.        Minimum Transferor Interest Percentage and Minimum Aggregate Principal Receivables ............28
SECTION 4.        Reassignment and Transfer Terms ...............................................................28
SECTION 5.        Delivery and Payment for the Certificates .....................................................28
SECTION 6.        Form of Delivery of the Series 1998-1 Certificates ............................................29
SECTION 7.        Servicing Compensation ........................................................................29
SECTION 8.        Article IV of the Agreement ...................................................................30

                                                             ARTICLE IV

                                          RIGHTS OF SERIES 1998-1 CERTIFICATEHOLDERS AND
                                            ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.2       Collections and Allocations ...................................................................30
Section 4.3       Determination of Monthly Interest .............................................................32
Section 4.3A      Determination of LIBOR.........................................................................35
Section 4.4       Determination of Monthly Principal ............................................................35
Section 4.5       Required Amount. ..............................................................................37
Section 4.6       Application of Class A Available  Funds, Class B Available Funds,
                  CTO Available Funds, Class D  Available Funds and Collections of
                  Principal Receivables .........................................................................39
Section 4.7       Defaulted Amounts; Adjustment Amounts;
                  Investor Charge Offs; Reductions of Adjustment Amounts ........................................42
Section 4.8       Excess Spread; Shared Excess Finance Charge Collections .......................................46
Section 4.9       Reallocated Principal Collections .............................................................49
Section 4.10      Principal Shortfall ...........................................................................50
Section 4.11      Finance Charge Shortfall ......................................................................51
Section 4.12      Cash Collateral Account .......................................................................51
Section 4.13      Principal Funding Account .....................................................................53
Section 4.14      Reserve Account ...............................................................................54
Section 4.15      Postponement of Accumulation Period ...........................................................56
Section 4.16      Additional Issuances of Class D Certificates ..................................................56
Section 4.17      Application of Recoveries......................................................................58

SECTION 9.        Article V of the Agreement ...................................................................58

                                                              ARTICLE V

                                                   DISTRIBUTIONS AND REPORTS TO
                                                          CERTIFICATEHOLDERS

Section 5.1       Distributions ................................................................................58
Section 5.2       Statements to Series 1998-1 Certificateholders ...............................................60
SECTION 10.       Early Amortization Events.....................................................................61
SECTION 10A.      CTO Defaults..................................................................................63
SECTION 11.       Restrictions on Transfer .....................................................................64
SECTION 12.       Tax Characterization of the Collateralized  Trust Obligations and the Class D
                  Certificates..................................................................................69
SECTION 13.       Ratification of Master Pooling and Servicing Agreement .......................................70
SECTION 14.       Counterparts .................................................................................70
SECTION 15.       Governing Law ................................................................................70
SECTION 16.       Subordination of Certain Termination Payments ................................................70
SECTION 17.       Third-Party Beneficiaries ....................................................................70
SECTION 18.       FASIT Election................................................................................71
SECTION 19.       Paired Series.................................................................................71


Exhibit A         Form of Class A Certificate
Exhibit B         Form of Class B Certificate
Exhibit C         Form of Collateralized Trust Obligation
Exhibit D         Form of Class D Certificate
Exhibit E         Form of Monthly Servicer's Certificate
Exhibit F         Form of Monthly Certificateholder's Statement
Exhibit G         Form of Transfer Certification

                  SERIES 1998-1 SUPPLEMENT, dated as of October [___], 1998 (this "Series Supplement"), by and among FIRST NORTH AMERICAN NATIONAL BANK, a national banking association, as transferor and servicer (together with its successors and permitted assigns in such capacities, the "Transferor" and the "Servicer"), and FIRST UNION NATIONAL BANK, a national banking association, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") under the Master Pooling and Servicing Agreement, dated as of October 30, 1997 (the "Agreement").


                             PRELIMINARY STATEMENTS

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trustee on behalf of the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates. The Transferor and the Servicer each hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Investor Certificates of Series 1998-1.

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof. The Series 1998-1 Certificates shall not be subordinated to any other Series. The Series 1998-1 Certificates shall be in Group One and shall be a Principal Sharing Series.

                  In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

                  SECTION 1. Designation. The Certificates issued hereunder shall be designated generally as the Series 1998-1 Certificates. The Investor Certificates of Series 1998-1 (collectively, the "Series 1998-1 Certificates") shall be issued initially in four certificated Classes, which shall be designated generally as the Class A Floating Rate Asset Backed Certificates, Series 1998-1, the Class B Floating Rate Asset Backed Certificates, Series 1998-1, the Collateralized Trust Obligations, Series 1998-1, and the Class D Floating Rate Asset Backed Certificates, Series 1998-1. Notwithstanding the foregoing, the provisions of Section 6.9(b) of the Agreement with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership (that is not taxable as a corporation) under existing law for Federal income tax purposes shall not be applicable to the Class D Certificates.

                  SECTION 2. Definitions. All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1998-1 Certificates and to no other Series of Certificates issued by the Trust.

                  The following words and phrases shall have the following meanings with respect to the Series 1998-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "Accumulation Period" shall mean the Class A Accumulation Period, the Class B Accumulation Period and the CTO Accumulation Period.

                  "Accumulation Period Factor" shall mean, for any Collection Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount (plus the aggregate initial principal amount of any Additional Class D Certificates), (b) the initial invested amounts of all outstanding Series (other than Series 1998-1) which are not expected to be in their revolving periods during such Collection Period and
(c) the initial invested amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Collection Period.

                  "Accumulation Period Length" shall have the meaning specified In Section 4.15.

                  "Additional Class D Certificates" shall mean an additional principal amount of Class D Certificates issued pursuant to Section 4.16(a) or
Section 4.16(b).

                  "Adjusted Invested Amount" shall mean, as of any date, the Invested Amount as of such date plus the Principal Funding Account Balance as of such date.

                  "Amortization Period" shall mean, with respect to the Series 1998-1 Certificates, the period commencing on the earlier of (a) the first day of the Accumulation Period and (b) the first day of the Early Amortization Period and ending on the earlier of (i) the payment in full to the Class A Certificateholders of the Class A Adjusted Invested Amount, to the Class B Certificateholders of the Class B Adjusted Invested Amount, to the CTO Securityholders of the CTO Adjusted Invested Amount and to the Class D Certificateholders of the Class D Invested Amount and (ii) the Stated Series Termination Date.

                  "Available Cash Collateral Account Amount" shall mean, with respect to any Distribution Date, the amount on deposit in and available to be withdrawn from the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date).

                  "Available CTO Enhancement Amount" shall mean, for any Distribution Date, an amount equal to the sum of the Available Cash Collateral Account Amount with respect to such Distribution Date and the Class D Invested Amount on such Distribution Date.

                  "Available Enhancement Amount" shall mean, for any Distribution Date, an amount equal to the sum of the Available Cash Collateral Account Amount with respect to such Distribution Date, the CTO Invested Amount on such Distribution Date and the Class D Invested Amount on such Distribution Date.

                  "Available Principal Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the applicable Invested Percentage of Collections of Principal Receivables for the preceding Collection Period, plus (b) amounts designated as Available Principal Collections pursuant to
Section 4.6 and Section 4.8, plus (c) Shared Principal Collections allocated to Series 1998-1, plus (d) during the Early Amortization Period, any amounts allocated to Series 1998-1 as described in Section 4.10, minus (e) Reallocated Principal Collections applied pursuant to Section 4.9 for the preceding Collection Period.

                  "Available Reserve Account Amount" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (before giving effect to any deposit to, or withdrawal from, the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

                  "Average Excess Spread Percentage" shall mean, as of any Distribution Date, the average of the Excess Spread Percentages for the three consecutive Collection Periods preceding such Distribution Date.

                  "Base Rate" shall mean, with respect to any Collection Period, the sum of (a) the annualized percentage equivalent of a fraction, the numerator of which is equal to the Monthly Interest distributable on the Distribution Date immediately following the last day of such Collection Period and the denominator of which is the Adjusted Invested Amount as of the last day of the preceding Collection Period and (b) the product of (i) 2.00% per annum and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the Adjusted Invested Amount, in each case determined as of the last day of such preceding Collection Period.

                  "Business Day" shall have the meaning specified in the Agreement.

                  "Cash Collateral Account" shall have the meaning specified in
Section 4.12(a).

                  "Cash Enhancement Surplus" shall mean, as of any date of determination, the lesser of (a) the Enhancement Surplus and (b) the excess of the amount on deposit in the Cash Collateral Account (after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such date) over the Required Cash Collateral Account Amount.

                  "Circuit City" shall mean Circuit City Stores, Inc., a Virginia corporation.

                  "Class A Accumulation Period" shall mean, unless an Early Amortization Event with respect to Series 1998-1 shall have occurred prior thereto, the period commencing at the close of business on the last day of the [_________] Collection Period, or such later date as shall be determined in accordance with Section 4.15, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to Class A Certificateholders of the Class A Adjusted Invested Amount or (c) the Stated Series Termination Date.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.3(a).

                  "Class A Adjusted Invested Amount" shall mean, on any date of determination, the Class A Invested Amount on such date plus the amount on deposit in the Principal Funding Account with respect to the Class A Certificates on such date.

                  "Class A Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-1 as of the end of the preceding Collection Period and
(ii) the percentage equivalent of
a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

                  "Class A Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class A Investor Default Amount and the Class A Adjustment Amount, in each case with respect to such Distribution Date.

                  "Class A Available Funds" shall mean, with respect to any Collection Period, the sum of (i) the Class A Floating Allocation Percentage (with respect to any Collection Period during the Revolving Period or the Accumulation Period) or the Class A Fixed Allocation Percentage (with respect to any Collection Period during the Early Amortization Period) of Collections of Finance Charge Receivables and any other amounts, including interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Excess Funding Account, that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, plus (ii) if the Distribution Date immediately following the last day of such Collection Period occurs before the Class B Principal Commencement Date, the Principal Funding Investment Proceeds, if any, to be withdrawn from the Principal Funding Account on such Distribution Date, plus (iii) the amount, if any, to be withdrawn from the Reserve Account on such Distribution Date and included in Class A Available Funds pursuant to Section 4.14(d) plus (iv) the investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account to be withdrawn from the Reserve Account on such Distribution Date and included in Class A Available Funds pursuant to Section 4.14(b).

                  "Class A Certificate Rate" shall mean, with respect to the Class A Certificates and each Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.

                  "Class A Expected Final Distribution Date" shall mean the [_________] Distribution Date.

                  "Class A Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts; and, provided further, that if the Series 1998-1 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, by written notice to the Trustee and Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class A Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

                  "Class A Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Collection Period (or the Class A Initial Invested Amount, in the case of the first Collection Period applicable to Series 1998-1) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts.

                  "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Certificates, which is $402,000,000.

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.3(a).

                  "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the Principal Funding Account Balance on such date, minus (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Invested Amount pursuant to
Section 4.7(f) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Investor Charge Offs" shall have the meaning specified in Section 4.7(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class A Floating Allocation Percentage with respect to such Collection Period.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.3(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.4(a).

                  "Class A Penalty Rate" shall mean the sum of the Class A Certificate Rate and 2.00% per annum.

                  "Class A Required Amount" shall have the meaning specified in
Section 4.5(a).

                  "Class A Servicing Fee" shall have the meaning specified in
Section 7 of this Supplement.

                  "Class B Accumulation Period" shall mean, unless an Early Amortization Event with respect to Series 1998-1 shall have occurred prior thereto, the period commencing on the Distribution Date on which the Class A Adjusted Invested Amount is paid in full or, if the Class A Adjusted Invested Amount is paid in full on the Class A Expected Final Distribution Date, at the close of business on the Class A Expected Final Distribution Date, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Adjusted Invested Amount or (c) the Stated Series Termination Date.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.3(b).

                  "Class B Adjusted Invested Amount" shall mean, on any date of determination, an amount equal to the Class B Invested Amount on such date plus, after the Class A Invested Amount has been paid in full, the Principal Funding Account Balance on such date.

                  "Class B Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-1 as of the end of the preceding Collection Period and
(ii) the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

                  "Class B Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class B Investor Default Amount and the Class B Adjustment Amount, in each case with respect to such Distribution Date.

                  "Class B Available Funds" shall mean, with respect to any Collection Period, the sum of (i) the Class B Floating Allocation Percentage (with respect to any Collection Period during the Revolving Period or the Accumulation Period) or the Class B Fixed Allocation Percentage (with respect to any Collection Period during the Early Amortization Period) of Collections of Finance Charge Receivables and any other amounts, including interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Excess Funding Account, that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, plus (ii) if the Distribution Date immediately following the last day of such Collection Period occurs on or after the Class B Principal Commencement Date, the Principal Funding Investment Proceeds, if any, to be withdrawn from the Principal Funding Account on such Distribution Date, plus (iii) the amount, if any, to be withdrawn from the Reserve Account on such Distribution

Date and included in Class B Available Funds pursuant to Section 4.14(d) plus
(iv) the investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account to be withdrawn from the Reserve Account on such Distribution Date and included in Class A Available Funds pursuant to
Section 4.14(b).

                  "Class B Certificate Rate" shall mean, with respect to the Class B Certificates and each Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.

                  "Class B Expected Final Distribution Date" shall mean the [__________] Distribution Date.

                  "Class B Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts; and, provided further, that if the Series 1998-1 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, by written notice to the Trustee and Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class B Invested Amount as of the last day of the

Revolving Period (as defined in the Supplement for such Paired Series)).

                  "Class B Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the immediately preceding Collection Period (or the Class B Initial Invested Amount, in the case of the first Collection Period applicable to Series 1998-1) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Certificates, which is $90,000,000.

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.3(b).

                  "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) after the Class A Adjusted Invested Amount has been paid in full, the Principal Funding Account Balance on such date, minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (g) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Invested Amount pursuant to Section 4.7(f) prior to such date; provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Investor Charge Offs" shall have the meaning specified in Section 4.7(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class B Floating Allocation Percentage with respect to such Collection Period.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.3(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.4(b).

                  "Class B Penalty Rate" shall mean the sum of the Class B Certificate Rate and 2.00% per annum.

                  "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Adjusted Invested Amount is paid in full or, if the Class A Adjusted Invested Amount is paid in full on the Class A Expected Final Distribution Date and the Early Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Distribution Date.

                  "Class B Required Amount" shall have the meaning specified in
Section 4.5(b).

                  "Class B Servicing Fee" shall have the meaning specified in
Section 7 of this Supplement.

                  "Class B Subordinated Principal Collections" shall mean, with respect to any Collection Period, an amount equal to the product of (i) the Class B Floating Allocation Percentage with respect to any Collection Period during the Revolving Period or the Class B Fixed Allocation Percentage with respect to any Collection Period during the Amortization Period and (ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

                  "Class D Additional Interest" shall have the meaning specified in Section 4.3(d).

                  "Class D Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the

Series Adjustment Amount for Series 1998-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

                  "Class D Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the Class D Investor Default Amount and the Class D Adjustment Amount, in each case with respect to such Distribution Date.

                  "Class D Available Funds" shall mean, with respect to any Collection Period, the Class D Floating Allocation Percentage (with respect to any Collection Period during the Revolving Period or the Accumulation Period) or the Class D Fixed Allocation Percentage (with respect to any Collection Period during the Early Amortization Period) of Collections of Finance Charge Receivables and any other amounts, including interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Excess Funding Account, that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement.

                  "Class D Certificate Rate" shall mean, with respect to the Class D Certificates and each Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date, or such lesser rate as may be designated by the Transferor.

                  "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                  "Class D Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D.

                  "Class D Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts; and, provided further, that if the Series 1998-1 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, by written notice to the Trustee and Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class D Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

                  "Class D Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the immediately preceding Collection Period (or the Class D Initial Invested Amount, in the case of the first Collection Period applicable to Series 1998-1) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts.

                  "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D Certificates, which is $60,000,000.

                  "Class D Interest Shortfall" shall have the meaning specified in Section 4.3(d).

                  "Class D Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class D Initial Invested Amount (plus the aggregate initial principal amount of any Additional Class D Certificates issued on or prior to such date), minus (b) the aggregate amount of principal payments made to the Class D Certificateholders prior to such date, minus (c) the amount of Class D Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), (b) and (c), minus (d) an amount equal to the amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b), (c) and (d), plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(n) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class D Invested Amount pursuant to
Section 4.7(f) prior to such date; provided, however, that the Class D Invested Amount may not be reduced below zero.

                  "Class D Investor Charge Offs" shall have the meaning specified in Section 4.7(d).

                  "Class D Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class D Floating Allocation Percentage with respect to such Collection Period.

                  "Class D Monthly Interest" shall have the meaning specified in
Section 4.3(d).

                  "Class D Monthly Principal" shall have the meaning specified in Section 4.4(d).

                  "Class D Penalty Rate" shall mean, for any Interest Period, the sum of the Class D Certificate Rate for such Interest Period and 2.00% per annum.

                  "Class D Servicing Fee" shall have the meaning specified in
Section 7 of this Series Supplement.

                  "Class D Subordinated Principal Collections" shall mean, with respect to any Collection Period, an amount equal to the product of (i) the Class D Floating Allocation Percentage with respect to any Collection Period during the Revolving Period or the Class D Fixed Allocation Percentage with respect to any Collection Period during the Amortization Period and (ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

                  "Closing Date" shall mean October [___], 1998.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Collateralized Trust Obligations" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.

                  "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period, $33,500,000; provided, however, if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount with respect to the Class A Certificates shall be equal to (i) the product of (x) the Class A Initial Invested Amount and (y) the Accumulation Period Factor for such Collection Period divided by (ii) the Required Accumulation Factor Number, (b) for any Distribution Date with respect to the Class B Accumulation Period, $45,000,000 and (c) for any Distribution Date with respect to the CTO Accumulation Period, $48,000,000.

                  "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date plus any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

                  "Covered Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs before the Class B Principal Commencement Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class A Certificate Rate and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date, (b) for any Distribution Date with respect to the Class B Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs after the Distribution Date on which the Class A Adjusted Invested Amount has been paid in full and before the CTO Principal Commencement Date, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the Class B Certificate Rate and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date, and (c) for any Distribution Date with respect to the CTO Accumulation Period or the first Special Distribution Date, if such Special Distribution Date occurs after the Distribution Date on which the Class B Adjusted Invested Amount has been paid in full, an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, (ii) the CTO Interest Rate and (iii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

                  "CTO Accumulation Period" shall mean, unless an Early Amortization Event with respect to Series 1998-1 shall have occurred prior thereto, the period commencing on the Distribution Date on which the Class B Adjusted Invested Amount is paid in full or, if the Class B Adjusted Invested Amount is paid in full on the Class B Expected Final Distribution Date, at the close of business on the Class B Expected Final Distribution Date, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full to the CTO Securityholders of the CTO Adjusted Invested Amount or (c) the Stated Series Termination Date.

                  "CTO Additional Interest" shall have the meaning specified in
Section 4.3(c).

                  "CTO Adjusted Invested Amount" shall mean, on any date of determination, an amount equal to the CTO Invested Amount on such date plus, after the Class B Invested Amount has been paid in full, the Principal Funding Account Balance on such date.

                  "CTO Adjustment Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 1998-1 as of the end of the preceding Collection Period and
(ii) the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

                  "CTO Allocable Amount" shall mean, with respect to any Distribution Date, the sum of the CTO Investor Default Amount and the CTO Adjustment Amount.

                  "CTO Available Funds" shall mean, with respect to any Collection Period, the sum of (i) the CTO Floating Allocation Percentage (with respect to any Collection Period during the Revolving Period or the Accumulation Period) or the CTO Fixed Allocation Percentage (with respect to any Collection Period during the Early Amortization Period) of Collections of Finance Charge Receivables and any other amounts, including interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Excess Funding Account, that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement, plus (ii) if the Distribution Date immediately following the last day of such

Collection Period occurs on or after the CTO Principal Commencement Date, the Principal Funding Investment Proceeds, if any, to be withdrawn from the Principal Funding Account on such Distribution Date, plus (iii) the amount, if any, to be withdrawn from the Reserve Account on such Distribution Date and included in CTO Available Funds pursuant to Section 4.14(d) plus (iv) the investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account to be withdrawn from the Reserve Account on such Distribution Date and included in CTO Available Funds pursuant to Section 4.14(b).

                  "CTO Default" shall mean a CTO Default as specified in Section 10A of this Series Supplement.

                  "CTO Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of the Available CTO Enhancement Amount (after giving effect to deposits to or withdrawals from the Cash Collateral Account on such Distribution Date) over the Required CTO Enhancement Amount, in each case for such Distribution Date.

                  "CTO Expected Final Distribution Date" shall mean the [_________] Distribution Date.

                  "CTO Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of
(a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts; and, provided further, that if the Series 1998-1 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, by written notice to the Trustee and Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the CTO Invested Amount as of the last day of the

Revolving Period (as defined in the Supplement for such Paired Series)).

                  "CTO Floating Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the immediately preceding Collection Period (or the CTO Initial Invested Amount, in the case of the first Collection Period applicable to Series 1998-1) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period applicable to Series 1998-1) plus (b) the Excess Funding Amount at the end of such day and (ii) the sum of the numerators used to calculate the corresponding Invested Percentages with respect to all Classes of all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Collection Period during which Supplemental Accounts are included as Accounts pursuant to Section 2.6(a) or
Section 2.6(b), the denominator in clause (i) above shall be increased by the amount of Principal Receivables in such Supplemental Accounts as of the Supplemental Cut-Off Date on and after the Supplemental Closing Date applicable to such Supplemental Accounts.

                  "CTO Initial Invested Amount" shall mean the aggregate initial principal amount of the Collateralized Trust Obligations, which is $48,000,000.

                  "CTO Interest Rate" shall mean, with respect to the Collateralized Trust Obligations and each Interest Period, a per annum rate of [____]% in excess of LIBOR, as determined on the related LIBOR Determination Date.

                  "CTO Interest Shortfall" shall have the meaning specified in
Section 4.3(c).

                  "CTO Invested Amount" shall mean, on any date of determination, an amount equal to (a) the CTO Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the CTO Securityholders on or prior to such date, minus (c) the amount of CTO Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a) and (b), minus (d) an amount equal to the amount by which the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b) and (c), plus (e) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the CTO Invested Amount pursuant to Section 4.7(f) prior to such date; provided, however, that the CTO Invested Amount may not be reduced below zero.

                  "CTO Investor Charge Offs" shall have the meaning specified in
Section 4.7(c).

                  "CTO Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the CTO Floating Allocation Percentage for such Collection Period.

                  "CTO Monthly Interest" shall have the meaning specified in Section 4.3(c).

                  "CTO Monthly Principal" shall have the meaning specified in
Section 4.4(c).

                  "CTO Penalty Rate" shall mean, for any Interest Period, the sum of the CTO Interest Rate for such Interest Period and 2.00% per annum.

                  "CTO Principal Commencement Date" shall mean the Distribution Date on which the Class B Adjusted Invested Amount is paid in full or, if the Class B Adjusted Invested Amount is paid in full on the Class B Expected Final Distribution Date and the Early Amortization Period has not commenced, the Distribution Date following the Class B Expected Final Distribution Date.

                  "CTO Required Amount" shall have the meaning specified in Section 4.5(c).

                  "CTO Securityholder" shall mean the Person in whose name a Collateralized Trust Obligation is registered in the Certificate Register.

                  "CTO Servicing Fee" shall have the meaning specified in
Section 7 of this Series Supplement.

                  "CTO Subordinated Principal Collections" shall mean, with respect to any Collection Period, an amount equal to the product of (i) the CTO Floating Allocation Percentage with respect to any Collection Period during the Revolving Period or the CTO Fixed Allocation Percentage with respect to any Collection Period during the Amortization Period and (ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period, the Class B Accumulation Period or the CTO Accumulation Period, as applicable, the excess, if any, of the applicable Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Funding Account as Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period, the Class B Accumulation Period or the CTO Accumulation Period, the excess, if any, of the applicable Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account as Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal, as applicable, for such subsequent Distribution Date.

                  "Distribution Date" shall mean the fifteenth day of each month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing with [__________], 1998.

                  "Early Amortization Event" shall mean an Early Amortization Event as specified in Section 9.1 of the Agreement or Section 10 of this Series Supplement.

                  "Early Amortization Period" shall mean the period commencing at the close of business on the day on which an Early Amortization Event with respect to Series 1998-1 is deemed to have occurred, and ending on the first to occur of (a) the payment in full of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the CTO Adjusted Invested Amount and the Class D Invested Amount, respectively, or (b) the Stated Series Termination Date.

                  "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates and amounts allocated to the Class A Certificates from the Available Cash Collateral Account Amount, (b) with respect to the Class B Certificates, the subordination of the Collateralized Trust Obligations and the Class D Certificates and amounts allocated to the Class B Certificates from the Available Cash Collateral Account Amount and (c) with respect to the Collateralized Trust Obligations, the subordination of the Class D Certificates and amounts allocated to the Collateralized Trust Obligations from the Available Cash Collateral Account Amount.

                  "Enhancement Percentage" shall mean, as of any Distribution Date, (a) if the Average Excess Spread Percentage as of such Distribution Date is greater than or equal to 5.0%,

10.0%, (b) if the Average Excess Spread Percentage as of such Distribution Date is less than 5.0% but greater than or equal to 4.0%, 11.0%, (c) if the Average Excess Spread Percentage as of such Distribution Date is less than 4.0% but greater than or equal to 3.0%, 12.0%, (d) if the Average Excess Spread Percentage as of such Distribution Date is less than 3.0% but greater than or equal to 2.0%, 13.0%, and (e) if the Average Excess Spread Percentage as of such Distribution Date is less than 2.0%, the sum of (i) the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount on such Distribution Date and the denominator of which is the Invested Amount as of such Distribution Date and (ii) 10%; provided, however, that any reduction in the Enhancement Percentage resulting from an increase in the Average Excess Spread Percentage shall not take effect until the Available CTO Enhancement Amount is greater than or equal to the Required CTO Enhancement Amount for three consecutive Distribution Dates (in which case such reduction shall take effect on the last of such Distribution Dates).


                  "Enhancement Provider" shall mean the CTO
Securityholders.

                  "Enhancement Surplus" shall mean, with respect to any Distribution Date, the excess, if any, of the Available Enhancement Amount (after giving effect to deposits to or withdrawals from the Cash Collateral Account on such Distribution Date) over the Required Enhancement Amount.

                  "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(ii), 4.6(d)(ii) and 4.12(b) with respect to such Distribution Date plus the amount of interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Cash Collateral Account.

                  "Excess Spread Percentage" shall mean, for any Collection Period, the amount (expressed as a percentage), if any, by which the Portfolio Yield with respect to such Collection Period exceeds the Base Rate with respect to such Collection Period.

                  "FASIT" shall have the meaning specified in Section 18 of this Series Supplement.

                  "Finance Charge Shortfall" shall have the meaning specified in
Section 4.11.

                  "Fixed Allocation Percentage" shall mean, with respect to any Collection Period, the sum of the Class A Fixed Allocation

Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage and the Class D Fixed Allocation Percentage, in each case with respect to such Collection Period.

                  "Floating Allocation Percentage" shall mean, with respect to any Collection Period, the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage, the CTO Floating Allocation Percentage and the Class D Floating Allocation Percentage, in each case with respect to such Collection Period.

                  "Group One" shall mean Series 1998-1 and each other Series specified in the related Supplement to be included in Group One.

                  "Initial Invested Amount" shall mean the aggregate initial principal amount of the Series 1998-1 Certificates, which is $600,000,000.

                  "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount, in each case as of such date.

                  "Invested Percentage" shall mean, with respect to any Collection Period, (a) when used with respect to Principal Receivables during the Revolving Period or Finance Charge Receivables during the Revolving Period or the Accumulation Period, the Floating Allocation Percentage with respect to such Collection Period, (b) when used with respect to Principal Receivables during the Amortization Period or Finance Charge Receivables during the Early Amortization Period, the Fixed Allocation Percentage with respect to such Collection Period, and (c) when used with respect to the Default Amount or the Series Adjustment Amount at any time, the Floating Allocation Percentage with respect to such Collection Period.

                  "Investor Charge Offs" shall mean, as of any date of determination, the sum of the Class A Investor Charge Offs, the Class B Investor Charge Offs, the CTO Investor Charge Offs and the Class D Investor Charge Offs, in each case as of such date.

                  "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the

Default Amount for the immediately preceding Collection Period and (b) the Floating Allocation Percentage with respect to such Collection Period.

                  "Investor Monthly Servicing Fee" shall have the meaning specified in Section 7 of this Series Supplement.

                  "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.3A.

                  "LIBOR Determination Date" shall mean, with respect to any Interest Period, the second Business Day prior to the Distribution Date on which such Interest Period commences; provided, however, that LIBOR Determination Date shall mean [__________], 1998 with respect to the initial Interest Period. For purposes of this definition, a Business Day is any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Minimum Aggregate Principal Receivables" shall have the meaning specified in Section 3 of this Series Supplement.

                  "Minimum Transferor Interest Percentage" shall have the meaning specified in Section 3 of this Series Supplement.

                  "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest and the Class D Monthly Interest for such Distribution Date.

                  "Paired Series" shall have the meaning specified in Section 19 of this Series Supplement.

                  "Portfolio Adjusted Yield" shall mean, with respect to any Collection Period, the Portfolio Yield with respect to such Collection Period minus the Base Rate with respect to such Collection Period.

                  "Portfolio Yield" shall mean, with respect to any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the amount of Collections of Finance Charge Receivables that are allocated to Series 1998-1 with respect to such Collection Period (including interest and other investment earnings on funds on deposit in the Excess Funding Account applied as Collections of Finance Charge Receivables allocable to Series 1998-1), plus (b) any Shared Excess Finance Charge Collections that are allocated to Series 1998-1 with respect to such Collection

Period, plus (c) any Principal Funding Investment Proceeds to be included as Class A Available Funds or Class B Available Funds with respect to such Collection Period, plus (d) interest and other investment earnings on funds on deposit in the Reserve Account to be included as Class A Available Funds or Class B Available Funds with respect to such Collection Period, plus (e) the Reserve Draw Amount with respect to such Collection Period, plus (f) interest and other investment earnings on funds on deposit in the Cash Collateral Account deposited in the Collection Account with respect to such Collection Period, minus (g) the Investor Default Amount with respect to the Distribution Date immediately following the last day of such Collection Period, and the denominator of which is the Adjusted Invested Amount as of the last day of the preceding Collection Period.

                  "Principal Funding Account" shall have the meaning specified in Section 4.13(a).

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Accumulation Period, the principal amount, if any, of funds on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Investment Proceeds" shall have the meaning specified in Section 4.13(b).

                  "Principal Shortfall" shall have the meaning specified in
Section 4.10.

                  "Rating Agencies" shall mean Moody's and Standard & Poor's.

                  "Reallocated Principal Collections" shall mean, with respect to any Collection Period, an amount equal to the sum of Class B Subordinated Principal Collections, CTO Subordinated Principal Collections and Class D Subordinated Principal Collections, in each case for such Collection Period.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer upon notice to the Trustee.

                  "Required Accumulation Factor Number" shall be a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts for the 12 months preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option in its sole discretion), expressed as a decimal.

                  "Required Cash Collateral Account Amount" shall mean, with respect to any Distribution Date, an amount equal to the greater of (i) the amount, if any, by which the Required CTO Enhancement Amount for such Distribution Date exceeds the Class D Invested Amount on such Distribution Date (after giving effect to any Additional Class D Certificates issued on such Distribution Date in accordance with Section 4.16(b)), (ii) the amount, if any, by which the Required Enhancement Amount for such Distribution Date exceeds the Available Enhancement Amount for such Distribution Date and (iii) if the Average Excess Spread Percentage as of such Distribution Date is less than 2.0%, an amount equal to the CTO Invested Amount on such Distribution Date.

                  "Required CTO Enhancement Amount" shall mean, for any Distribution Date, an amount equal to the product of the Enhancement Percentage and the Invested Amount, in each case as of such Distribution Date after taking into account all distributions made on such date.

                  "Required Draw Amount" shall have the meaning specified in Section 4.12(c).

                  "Required Enhancement Amount" shall mean for any Distribution Date, an amount equal to the greater of (a) $18,000,000 and (b) 18% of the Invested Amount, in each case as of such Distribution Date after taking into account all distributions made on such date; provided, however, that (i) if an Early Amortization Event shall have occurred, the Required Enhancement Amount for each Distribution Date thereafter (subject to clause (ii) below) shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such Early Amortization Event, (ii) in no event shall the Required Enhancement Amount exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such date and (iii) the Required Enhancement Amount may be reduced at any time without the consent of the Series 1998-1 Certificateholders if (x) the Rating Agency Condition shall have been satisfied with respect to Series 1998-1, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur and (z) the Transferor shall have provided an Opinion of Counsel, addressed to the Trustee, dated the date of such reduction, that such reduction will not adversely affect the tax characterization of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

                  "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the Adjusted Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (b) any other amount designated by the Transferor; provided, however, that if such designation pursuant to clause (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied and (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur.

                  "Reserve Account" shall have the meaning specified in Section 4.14(a).

                  "Reserve Account Funding Date" shall mean the Distribution Date following the Collection Period which commences no later than three months prior to the commencement of the Class A Accumulation Period; provided, however, that the Reserve Account Funding Date shall be accelerated to (a) the Distribution Date following the Collection Period which commences four months prior to the commencement of the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Collection Periods shall be less than 4.00%; (b) the Distribution Date following the Collection Period which commences six months prior to the commencement of the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Collection Periods shall be less than 3.00%; or (c) the Distribution Date following the Collection Period which commences 12 months prior to the commencement of the Class A Accumulation Period if the average of the Portfolio Adjusted Yields for any three consecutive Collection Periods shall be less than 2.50%.

                  "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in and available to be withdrawn from the Reserve Account exceeds the Required Reserve Account Amount.

                  "Reserve Draw Amount" shall have the meaning specified in
Section 4.14(c).

                  "Retained Interest" shall mean, on any date of determination, the sum of the Transferor Amount on such date and the Invested Amount of each Class of Investor Certificates retained by the Transferor on such date.

                  "Retained Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction, the numerator of which is the Retained Interest on such date and the denominator of which is the Aggregate Principal Receivables at the end of such date plus the Excess Funding Amount (not including interest and other investment earnings) on such date.

                  "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Class A Accumulation Period and (b) the close of business on the day preceding the commencement of the Early Amortization Period.

                  "Series 1998-1" shall mean the Series the terms of which are specified in this Series Supplement.

                  "Series 1998-1 Certificate" shall have the meaning specified in Section 1 of this Series Supplement.

                  "Series 1998-1 Certificateholder" shall mean a holder of a Series 1998-1 Certificate.

                  "Servicer" shall have the meaning specified in the preamble to this Series Supplement.

                  "Servicing Fee Percentage" shall mean 2.00%.

                  "Shared Excess Finance Charge Collections" shall mean, with respect to any Collection Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Collection Period.

                  "Shared Principal Collections" shall mean, with respect to any Collection Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables which the related Supplements specify are to be treated as "Shared Principal Collections" for such Collection Period.

                  "Special Distribution Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Stated Series Termination Date" shall mean the [________] Distribution Date.

                  "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                  "Transfer" shall have the meaning specified in Section 11 of this Series Supplement.

                  "Transfer Date" shall mean the Business Day preceding each Distribution Date.

                  "Transferor" shall have the meaning specified in the preamble to this Series Supplement.

                  "Trustee" shall have the meaning specified in the preamble to this Series Supplement.

                  SECTION 3. Minimum Transferor Interest Percentage and Minimum Aggregate Principal Receivables. The Minimum Transferor Interest Percentage applicable to the Series 1998-1 Certificates shall be 0%; provided, however, that the Transferor may, at its option and in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Supplemental Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount. The Minimum Aggregate Principal Receivables applicable to the Series 1998-1 Certificates shall be the Initial Invested Amount plus the principal amount of any Additional Class D Certificates that may be issued or, subject to the Rating Agency Condition, such lesser amount designated by the Transferor.

                  SECTION 4. Reassignment and Transfer Terms. The Series 1998-1 Certificates may be reassigned and transferred to the Transferor at the option of the Transferor on any Distribution Date during the Amortization Period on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, subject to the provisions of Section 12.2 of the Agreement.

                  SECTION 5. Delivery and Payment for the Certificates. The Trustee shall deliver the Series 1998-1 Certificates upon the written order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

                  SECTION 6. Form of Delivery of the Series 1998-1 Certificates.
(a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Section 6.11 of the Agreement and shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. The Collateralized Trust Obligations shall be delivered as Book-Entry Certificates as provided in Section 6.11 of the Agreement and shall be issued in minimum denominations of $250,000 and integral multiples thereof. The Class D Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement and shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

                  (b) The Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations shall initially be registered in the name of Cede & Co., as nominee for The Depository Trust Company. The Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations will initially be held by the Trustee as custodian for The Depository Trust Company.

                  SECTION 7. Servicing Compensation. The share of the Monthly Servicing Fee allocable to the Series 1998-1 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the Invested Amount as of the last day of the second preceding Collection Period; provided, however, that with respect to the first Distribution Date, the Investor Monthly Servicing Fee shall be equal to $[_______]. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Invested Amount as of the last day of the second preceding Collection Period and (b) the Servicing Fee Percentage; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $[_______]. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Invested Amount as of the last day of the second preceding Collection Period and (b) the Servicing Fee Percentage; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $[______]. The share of the Investor Monthly Servicing Fee allocable to the CTO Securityholders with respect to any Distribution Date (the "CTO Servicing Fee") shall be equal to one-twelfth of the product of (a) the CTO Invested Amount as of the last day of the second preceding Collection Period and
(b)
the Servicing Fee Percentage; provided, however, that with respect to the first Distribution Date, the CTO Servicing Fee shall be equal to $[______]. The share of the Investor Monthly Servicing Fee allocable to the Class D Certificateholders with respect to any Distribution Date (the "Class D Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class D Invested Amount as of the last day of the second preceding Collection Period and (b) the Servicing Fee Percentage; provided, however, that with respect to the first Distribution Date, the Class D Servicing Fee shall be equal to $[______]. The Class A Servicing Fee, the Class B Servicing Fee, the CTO Servicing Fee and the Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 1998-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

                  SECTION 8. Article IV of the Agreement. Any provisions of
Article IV of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 1998-1 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 1998-1 shall read in its entirety as follows:


                                   ARTICLE IV

                 RIGHTS OF SERIES 1998-1 CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 4.2 Collections and Allocations. (a) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocated to the Series 1998-1 Certificates as described in this Article IV. Collections of Finance Charge Receivables (including interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Excess Funding Account) with respect to any Collection Period shall be allocated to Series 1998-1 in an amount equal to the product of such Collections and the applicable Invested Percentage for such Collection Period. Collections of Principal Receivables with respect to any Collection Period shall be allocated to Series 1998-1 in an amount equal to the product of such Collections and the applicable Invested Percentage for such Collection Period.

                  (b) During the Revolving Period or the Amortization Period (other than an Early Amortization Period), if daily deposits of Collections of Finance Charge Receivables are required pursuant to Section 4.1(e), the Servicer shall deposit Collections of Finance Charge Receivables allocable to Series 1998-1 into the Collection Account in accordance with Section 4.1(e). During the Early Amortization Period, the Servicer shall deposit Collections of Finance Charge Receivables allocable to Series 1998-1 into the Collection Account on a daily basis in accordance with Section 4.1(e). If daily deposits are not required pursuant to Section 4.1(e), the Servicer shall, subject to Section 4.1(i), deposit Collections of Finance Charge Receivables allocable to Series 1998-1 with respect to any Collection Period into the Collection Account on the following Transfer Date.

                  (c) During the Revolving Period, so long as the Available Enhancement Amount is not less than the Required Enhancement Amount and the Available CTO Enhancement Amount is not less than the Required CTO Enhancement Amount, the Servicer need not deposit Collections of Principal Receivables allocable to Series 1998-1 into the Collection Account on a daily basis and may distribute such Collections to the Transferor; provided, however, that such Collections of Principal Receivables shall be deposited in the Excess Funding Account in accordance with Section 4.1(f); and, provided further, that if the Aggregate Invested Amount exceeds the sum of the Aggregate Principal Receivables and the Excess Funding Amount on any Business Day, the Servicer shall deposit Collections of Principal Receivables that would otherwise be distributed to the Transferor on such day into the Excess Funding Account on such day in an amount equal to such excess. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series 1998-1 equal to the Controlled Deposit Amount for the applicable Distribution Date has been deposited into the Collection Account, and so long as the Available Enhancement Amount is not less than the Required Enhancement Amount and the Available CTO Enhancement Amount is not less than the Required CTO Enhancement Amount, the Servicer need not deposit Collections of Principal Receivables allocable to Series 1998-1 into the Collection Account on a daily basis and may distribute such Collections to the Transferor; provided, however, that such Collections of Principal Receivables shall be deposited in the Excess Funding Account in accordance with Section 4.1(f); and, provided further, that if the Aggregate Invested Amount exceeds the sum of the Aggregate Principal Receivables and the Excess Funding Amount on any Business Day, the Servicer shall deposit Collections of Principal Receivables that would otherwise be distributed to the Transferor on such day into the Excess Funding Account on such day in an amount equal to such excess. If and for so long as the Required Enhancement Amount exceeds the Available Enhancement Amount or the Required CTO Enhancement Amount exceeds the Available CTO Enhancement Amount, the Servicer shall deposit Collections of Principal Receivables allocable to Series 1998-1 into the Collection Account on a daily basis. If daily deposits are not required pursuant to Section 4.1(e) or this
Section 4.2(c), the Servicer shall, subject to Section 4.1(i), deposit Collections of Principal Receivables allocable to Series 1998-1 with respect to any Collection Period into the Collection Account on the following Transfer Date.


                  (d) Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(e) are satisfied.

                  Section 4.3 Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class A Certificates as of the preceding Record Date and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, that, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $[____________].

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Penalty Rate for the related Interest Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class A Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class B Certificates as of the preceding Record Date and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, that, with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $[___________].

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Penalty Rate for the related Interest Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class B Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  (c) The amount of monthly interest ("CTO Monthly Interest") distributable from the Collection Account with respect to the Collateralized Trust Obligations on any Distribution Date shall be an amount equal to the product of (i) the CTO Interest Rate for the related Interest Period, (ii) the outstanding principal amount of the Collateralized Trust Obligations as of the preceding Record Date and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CTO Interest Shortfall"), of (x) the CTO Monthly Interest for such

Distribution Date over (y) the aggregate amount of funds allocated and available to pay such CTO Monthly Interest on such Distribution Date. If the CTO Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CTO Additional Interest") equal to the product of (i) the CTO Penalty Rate for the related Interest Period, (ii) such CTO Interest Shortfall (or the portion thereof which has not theretofore been paid to the CTO Securityholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date to and including the Distribution Date on which such CTO Interest Shortfall is paid to the CTO Securityholders. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to the CTO Securityholders only to the extent permitted by applicable law.

                  (d) The amount of monthly interest ("Class D Monthly Interest") distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class D Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class D Certificates as of the preceding Record Date and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360; provided, however, that, with respect to the first Distribution Date, Class D Monthly Interest shall be equal to $[____________].

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"), of (x) the Class D Monthly Interest for such Distribution Date over
(y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Distribution Date. If the Class D Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class D Additional Interest") equal to the product of (i) the Class D Penalty Rate for the related Interest Period, (ii) such Class D Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class D Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class D Interest Shortfall is paid to Class D Certificateholders. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to Class D Certificateholders only to the extent permitted by applicable law.

                  Section 4.3A Determination of LIBOR. (a) On each LIBOR Determination Date, the Trustee shall determine LIBOR for the following Interest Period on the basis of the rate for deposits in United States dollars for a one-month period (commencing on the first day of such Interest Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a one-month period (commencing on the first day of such Interest Period). The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of all of the provided quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of such Interest Period).

                  (b) The Class A Certificate Rate, the Class B Certificate Rate and the CTO Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 1998-1
Certificateholder by telephoning the Trustee at its Corporate Trust Office at
(704)383-9568.

                  (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

                  Section 4.4  Determination of Monthly Principal.  (a)
The amount of monthly principal ("Class A Monthly Principal") distributable or available for deposit into the Principal Funding Account from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the Distribution Date in the month following the month in which the Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period prior to the Class A Expected Final Distribution Date, the Controlled Deposit Amount for such

Distribution Date and (z) the Class A Invested Amount on such Distribution Date.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable or available for deposit into the Principal Funding Account from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the Class B Accumulation Period prior to the Class B Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Invested Amount on such Distribution Date.

                  (c) The amount of monthly principal ("CTO Monthly Principal") distributable or available for deposit into the Principal Funding Account from the Collection Account with respect to the Collateralized Trust Obligations on each Distribution Date, beginning with the CTO Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal or Class B Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the CTO Accumulation Period prior to the CTO Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the CTO Invested Amount on such Distribution Date.

                  (d) The amount of monthly principal ("Class D Monthly Principal") distributable with respect to the Class D Certificates for any Distribution Date prior to the Distribution Date on which the CTO Adjusted Invested Amount has been paid in full, shall be equal to the least of (x) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal on such Distribution Date, (y) the Enhancement Surplus on such Distribution Date (after giving effect to any increase in the amount on deposit in the Cash Collateral Account on such Distribution Date) and (z) the CTO Enhancement Surplus on such Distribution Date (provided, in each case, that the Transferor shall have elected to pay such Class D Monthly Principal) and, for any Distribution Date after the CTO Adjusted

Invested Amount has been paid in full, shall be equal to the lesser of (x) the Available Principal Collections on deposit in the Collection Account and available for distribution with respect to such Distribution Date minus the portion of such Available Principal Collections applied to any Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal on such Distribution Date, and (y) the Class D Invested Amount on such Distribution Date.

                  Section 4.5 Required Amount. (a) On each Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for the following Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for the following Distribution Date and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for the following Distribution Date and (v) if First North American National Bank is no longer the Servicer, the Class A Servicing Fee for the following Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (b) Class A Available Funds with respect to the preceding Collection Period. In the event that the Class A Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-1 pursuant to Section 4.1(h) with respect to the preceding Collection Period shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period, all or a portion of the Available Cash Collateral Account Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the Class A Required Amount. In the event that the Class A Required Amount for such Distribution Date exceeds the amount of the Excess Spread, the Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period and the Available Cash Collateral Account Amount with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to such Collection Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(a).

                  (b) On each Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) Class B Monthly Interest for the following Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,
(iii) any Class B Additional Interest for the following Distribution Date and any Class B Additional Interest previously due but not paid to Class B Certificateholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the Class B Servicing Fee for the following Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Collection Period and (y) the amount, if any, by which the Class B Allocable Amount, if any, for the following Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(d). In the event that the Class B Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-1 pursuant to Section 4.1(h) with respect to the preceding Collection Period shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and (d). In the event that the Class B Required Amount for such Distribution Date exceeds the amounts distributed pursuant to Sections 4.8(c) and (d), all or a portion of the Available Cash Collateral Account Amount with respect to such Distribution Date (other than that portion of the Available Cash Collateral Account Amount applied pursuant to Section 4.12(c) to fund the amounts described in Sections 4.8(a) and (b) with respect to such Distribution
Date) in an amount equal to such excess shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds such portion of the Available Cash Collateral Account Amount and the amounts distributed pursuant to Sections 4.8(c) and (d), all or a portion of the Reallocated Principal Collections with respect to the preceding Collection Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.9(b).

                  (c) On each Determination Date, the Servicer shall determine the amount (the "CTO Required Amount"), if any, equal to the sum of (x) the amount, if any, by which the sum of (i) CTO Monthly Interest for the following Distribution Date, (ii) any

CTO Monthly Interest previously due but not paid to the CTO Securityholders on a prior Distribution Date, (iii) any CTO Additional Interest for the following Distribution Date and any CTO Additional Interest previously due but not paid to the CTO Securityholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the CTO Servicing Fee for the following Distribution Date and the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i) and 4.8(f) with respect to the preceding Collection Period and (y) the amount, if any, by which the CTO Allocable Amount, if any, for the following Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(h). In the event that the CTO Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive CTO Required Amount on the date of computation and all or a portion of the Available Cash Collateral Account Amount with respect to such Distribution Date (other than that portion of the Available Cash Collateral Account Amount applied pursuant to Section 4.12(c) to fund the amounts described in Sections 4.8(a), (b), (c) and (d) with respect to such Distribution Date) in an amount equal to such excess shall be applied to fund the CTO Required Amount. In the event that the CTO Required Amount for such Distribution Date exceeds the portion of the Available Cash Collateral Account Amount with respect to such Distribution Date not used to fund the amounts described in Sections 4.8(a), (b), (c) and (d) with respect to such Distribution Date, all or a portion of the Reallocated Principal Collections with respect to the preceding Collection Period (other than the portion of the Reallocated Principal Collections applied to fund the Class A Required Amount or the Class B Required Amount and other than Class B Subordinated Principal Collections or CTO Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.9(c).

                  Section 4.6 Application of Class A Available Funds, Class B Available Funds, CTO Available Funds, Class D Available Funds and Collections of Principal Receivables. The Servicer shall apply or shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, CTO Available Funds, Class D Available Funds and Collections of Principal Receivables allocable to Series 1998-1 on deposit in the Collection Account with respect to the Collection Period immediately preceding such Distribution Date to make the following distributions:

                  (a) On each Distribution Date, Class A Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

                           (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                           (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                           (iii) an amount equal to the Class A Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                           (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (b) On each Distribution Date, Class B Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

                           (i) an amount equal to Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                           (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                           (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (c) On each Distribution Date, CTO Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

                           (i) if First North American National Bank is no longer the Servicer, an amount equal to the CTO Servicing Fee for such Distribution Date, plus the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                           (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (d) On each Distribution Date, Class D Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

                           (i) if First North American National Bank is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                           (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

                  (e) On each Distribution Date with respect to the Revolving Period, Available Principal Collections shall be applied in the following priority:

                           (i) an amount equal to Class D Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders; and

                           (ii) the balance, if any, shall constitute "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section

         4.1(g) (and be retained in the Excess Funding Account if required by such provision).

                  (f) On each Distribution Date following the commencement of the Amortization Period, Available Principal Collections shall be applied in the following priority:

                           (i) an amount equal to Class A Monthly Principal for such Distribution Date shall, during the Class A Accumulation Period, be deposited into the Principal Funding Account for payment to Class A Certificateholders on the earlier to occur of the Class A Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

                           (ii) an amount equal to Class B Monthly Principal for such Distribution Date shall, during the Class B Accumulation Period, be deposited into the Principal Funding Account for payment to Class B Certificateholders on the earlier to occur of the Class B Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders;

                           (iii) an amount equal to CTO Monthly Principal for such Distribution Date shall, during the CTO Accumulation Period, be deposited into the Principal Funding Account for payment to CTO Securityholders on the earlier to occur of the CTO Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the CTO Securityholders;

                           (iv) an amount equal to Class D Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders; and

                           (v) the balance, if any, shall constitute "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 4.1(g) (and be retained in the Excess Funding Account if required by such provision).

                  Section 4.7 Defaulted Amounts; Adjustment Amounts; Investor Charge Offs; Reductions of Adjustment Amounts. (a) On each Determination Date, the Servicer shall calculate the Class A Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for such

Distribution Date exceeds the sum of (x) the amount of Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to such Distribution Date, (y) the Available Cash Collateral Account Amount with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections available pursuant to Section 4.9(a) with respect to the preceding Collection Period, then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(d)) shall be reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(c)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the amount of such reduction, if any, of the Class D Invested Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Adjusted Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(b)) shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class D Invested Amount and the CTO Invested Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Adjusted Invested Amount to be a negative number, the Class B Adjusted Invested Amount shall be reduced to zero, and the Class A Adjusted Invested Amount shall be reduced by the amount by which the Class B Adjusted Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class D Invested Amount, the CTO Invested Amount and the Class B Adjusted Invested Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date (a "Class A Investor Charge Off"). Class A Investor Charge Offs shall thereafter be reimbursed and the Class A Adjusted Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(b), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Invested Amount pursuant to Section 4.7(f).

                  (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to such Distribution Date which are not used to fund the Class A Required Amount or reimburse Class A Investor Charge Offs on the related Distribution Date, (y) the portion, if any, of the Available Cash Collateral Account Amount which is remaining after applying the Available Cash Collateral Account Amount to fund the Class A Required Amount with respect to such Distribution Date and (z) the amount of Reallocated Principal Collections which are available to fund the Class B Required Amount on such Distribution Date pursuant to Section 4.9(b), then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a) and (d)) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a) and (c)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the amount of such reduction, if any, of the Class D Invested Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral

Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Adjusted Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a)) shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class D Invested Amount and the CTO Invested Amount with respect to such Distribution Date and the amount of Excess Spread and Shared Excess Finance Charge Collections, the amount withdrawn from the Cash Collateral Account and the amount of Reallocated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B Investor Charge Off"). Class B Investor Charge Offs shall thereafter be reimbursed and the Class B Adjusted Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(e), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Invested Amount pursuant to Section 4.7(f).

                  (c) On each Determination Date, the Servicer shall calculate the CTO Allocable Amount, if any, for the related Distribution Date. If, on any Distribution Date, the CTO Allocable Amount exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the CTO Allocable Amount on such Distribution Date pursuant to Section 4.8(h), (y) the portion, if any, of the Available Cash Collateral Account Amount available to fund the CTO Allocable Amount on such Distribution Date pursuant to Section 4.12(c) and (z) the amount of Reallocated Principal Collections available to fund the CTO Allocable Amount on such Distribution Date pursuant to Section 4.9(c), then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Sections 4.7(a), (b) and (d)) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero (a "CTO Investor Charge Off"); provided, however, that the CTO Invested Amount shall not be reduced below zero. CTO Investor Charge Offs shall thereafter be reimbursed and the CTO Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed CTO Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(i), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the CTO Invested Amount pursuant to Section 4.7(f).

                  (d) On each Determination Date, the Servicer shall calculate the Class D Allocable Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class D Allocable Amount exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class D Allocable Amount on such Distribution Date pursuant to Section 4.8(m), then the Class D Invested Amount shall be reduced by the amount of such excess (a "Class D Investor Charge Off"); provided, however, that the Class D Invested Amount shall not be reduced below zero. Class D Investor Charge Offs shall thereafter be reimbursed and the Class D Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class D Investor Charge Offs) on any Distribution Date by (i) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(n), and (ii) without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class D Invested Amount pursuant to Section 4.7(f).

                  (e) Whenever funds or other amounts are available hereunder in respect of the Class A Allocable Amount, the Class B Allocable Amount, the CTO Allocable Amount or the Class D Allocable Amount, as the case may be, such funds or other amounts shall be applied first to the elimination of any deficiency resulting from Default Amounts and then to any deficiency resulting from Series Adjustment Amounts.

                  (f) Any reduction of the Series Adjustment Amount for Series 1998-1 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of the Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateralized Trust Obligations and finally to the Class D Certificates, in each case to the extent of any unreimbursed reduction of the Invested Amount thereof attributable to Series Adjustment Amounts.

                  Section 4.8 Excess Spread; Shared Excess Finance Charge Collections. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-1 pursuant to Section 4.1(h) with respect to the preceding

Collection Period, to make the following distributions in the following priority:

                           (a) an amount up to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and
         (iii), in that order of priority;

                           (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

                           (d) an amount equal to the Class B Allocable Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d),
         (e) and (f) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                           (f) an amount equal to CTO Monthly Interest for such Distribution Date, plus the amount of CTO Monthly Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date, plus the amount of CTO Additional Interest for such Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders shall be distributed to the CTO Securityholders;

                           (g) if First North American National Bank is the Servicer, an amount equal to the Class A Servicing Fee, the Class B Servicing and the CTO Servicing Fee for such Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion thereof not paid pursuant to Section 4.6 (a),(b) or (c)), plus the amount of any Class A Servicing Fee, Class B Servicing Fee or CTO Servicing Fee previously due but not distributed to the

         Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (h) an amount equal to the CTO Allocable Amount, if any, for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the CTO Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "CTO Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (j) an amount equal to the excess, if any, of the Required Cash Collateral Account Amount over the Available Cash Collateral Account Amount (without giving effect to any deposit made on such date hereunder and after giving effect to any payment of Class D Monthly Principal being made on such date) shall be deposited into the Cash Collateral Account;

                  (k) an amount equal to Class D Monthly Interest for such Distribution Date, plus the amount of Class D Monthly Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date, plus the amount of Class D Additional Interest for such Distribution Date and any Class D Additional Interest previously due but not distributed shall be distributed to the Paying Agent for payment to the Class D Certificateholders;

                  (l) if First North American National Bank is the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion of the Class D Servicing Fee for such Distribution Date not paid pursuant to Section 4.6(d)(i)), plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (m) an amount equal to the Class D Allocable Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (n) an amount equal to the aggregate amount by which the Class D Invested Amount has been reduced pursuant to clauses (c) and (d) of the definition of "Class D Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

                  (o) an amount equal to the excess, if any, of the Required Reserve Account Amount over the amount on deposit in the Reserve Account shall be deposited into the Reserve Account; and

                  (p) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One and shall be applied in accordance with Section 4.1(h).

         Section 4.9 Reallocated Principal Collections. The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Reallocated Principal Collections (applying all Class D Subordinated Principal Collections prior to applying any CTO Subordinated Principal Collections, and applying all CTO Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or CTO Subordinated Principal Collections with respect to the CTO Required Amount pursuant to clause (c) below) with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over
         (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period pursuant to Section 4.8(a) and (y) the Available Cash Collateral Account Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over
         (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period available in respect of the Class B Required Amount pursuant to Section 4.8(c) and (d) on such

         Distribution Date and (y) the amount withdrawn from the Cash Collateral Account in respect of the Class B Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.8(c) and (d), in that order of priority; and

                  (c) an amount equal to the excess, if any, of (i) the CTO Required Amount, if any, with respect to such Distribution Date over
         (ii) the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period available in respect of the CTO Required Amount pursuant to Sections 4.8(f) and (h) on such Distribution Date and (y) the amount withdrawn from the Cash Collateral Account in respect of the CTO Required Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i) and Sections 4.8(f) and (h), in that order of priority.

         Section 4.10 Principal Shortfall. The "Principal Shortfall" for Series 1998-1 shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero or such higher amount designated by the Servicer in an Officer's Certificate, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the CTO Expected Final Distribution Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for any Distribution Date with respect to the Early Amortization Period, unless and until the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the CTO Adjusted Invested Amount shall have been paid in full, the excess, if any, of the Invested Amount as of the end of the preceding Collection Period over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (d) for each Distribution Date after the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount and the CTO Adjusted Invested Amount have been paid in full, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date, or such lesser amount as may be designated by the Servicer.

         On each Distribution Date during the Early Amortization Period, there shall be withdrawn from the Excess Funding Account an amount equal to the product of (i) the amount on deposit in the Excess Funding Account, if any, and
(ii) a fraction, the numerator of which is the Principal Shortfall with respect to

Series 1998-1 and the denominator of which is equal to the aggregate Principal Shortfalls of all Series then outstanding. Such amount shall be deposited in the Collection Account and be considered as part of Available Principal Collections with respect to Series 1998-1.

                  Section 4.11 Finance Charge Shortfall. The "Finance Charge Shortfall" for Series 1998-1 for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c) and 4.6(d) and Section 4.8 (a)-(o) on such Distribution Date over (b) the applicable Invested Percentage of Collections of Finance Charge Receivables with respect to the preceding Collection Period.

                  Section 4.12 Cash Collateral Account. (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-1 Certificateholders. The Cash Collateral Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-1 Certificateholders. If, at any time, the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall make deposits to and withdrawals from the Cash Collateral Account in the amounts and at the times set forth in this Agreement. All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The interest of the CTO Securityholders in the Cash Collateral Account shall be subordinated to the interests of the Class A Certificateholders and the Class B Certificateholders as provided herein.

                  (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Distribution Date, after giving effect to any withdrawals from the Cash Collateral Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Distribution Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1998-1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Cash Collateral Account shall be treated as a portion of Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

                  (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") by which the amounts specified in clauses (a) through (f) and clause (h) of Section 4.8 with respect to the related Distribution Date exceed the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to the preceding Collection Period available to pay such specified amounts. In the event that for any Distribution Date the Required Draw Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Draw Amount on the related Determination Date. On the Distribution Date, the Required Draw Amount, if any, up to the Available Cash Collateral Account Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to clauses (a) through (f) and clause (h) of Section 4.8 (in the order of priority set forth in Section 4.8).

                  (d) In the event that the Cash Enhancement Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account and all payments of principal to Series 1998-1 Certificateholders with respect to such Distribution Date, is greater than zero and the Average Excess Spread Percentage as of such Distribution Date is greater than or equal to 4.0%, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and pay to the Transferor, an amount equal to such Cash Enhancement Surplus; provided, however, that the Transferor, at its option, to be exercised in its sole discretion, may instruct the Servicer not to instruct the Trustee to withdraw such Cash Enhancement Surplus (or any portion thereof), in which event the Trustee shall not withdraw such Cash

Enhancement Surplus (or portion thereof) from the Cash Collateral Account.

         Section 4.13 Principal Funding Account. (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-1 Certificateholders. The Principal Funding Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-1 Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

         (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 1998-1 Certificateholders; provided, however, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in Section 4.13(c) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the 1998-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity.

         (c) On each Distribution Date with respect to the Accumulation Period, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of (x) prior to the payment in full of the Class A Adjusted Invested Amount, Class A Available Funds, (y) thereafter but prior to payment in full of the Class B Adjusted Invested Amount, Class B Available Funds and (z) thereafter, CTO Available Funds, in each case for such Distribution Date.

                  (d) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Agreement.

                  Section 4.14 Reserve Account. (a) The Servicer shall establish and maintain, in the name of the Trustee, for the benefit of the Series 1998-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-1 Certificateholders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-1 Certificateholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(o).

                  (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain for the benefit of the Series 1998-1 Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interest of the Series 1998-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as a portion of (x) until the payment in full of the Class A Adjusted Invested Amount, Class A Available Funds, (y) thereafter, until the payment in full of the Class B Adjusted Invested Amount, Class B Available Funds and (z) thereafter, CTO Available Funds, in each case for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the CTO Expected Final Distribution
Date) and the first Special Distribution Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Distribution Date.

         (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in (i) until the payment in full of the Class A Adjusted Invested Amount, Class A Available Funds, (ii) thereafter, until the payment in full of the Class B Adjusted Invested Amount, Class B Available Funds and (iii) thereafter, CTO Available Funds, in each case for such Distribution Date.

         (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such

Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account and pay to the holder of the Exchangeable Transferor Certificate an amount equal to such Reserve Account Surplus.

         (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Adjusted Invested Amount, Class B Adjusted Invested Amount and CTO Adjusted Invested Amount have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of an Early Amortization Event with respect to Series 1998-1 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the CTO Expected Final Distribution Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1998-1 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the holder of the Exchangeable Transferor Certificate all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

         Section 4.15. Postponement of Accumulation Period. The Accumulation Period is scheduled to commence at the end of the day on the last day of the [_________] Collection Period; provided, however, that, if the Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Class A Expected Final Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Collection Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not be determined to be less than one month.

         Section 4.16 Additional Issuances of Class D Certificates. (a) On any day in the Revolving Period, the Trustee shall issue to the Transferor for execution, upon the Transferor's request, and the Trustee shall authenticate and deliver, in accordance with the Transferor's instructions, Additional Class D Certificates as provided below.

         (b) The Transferor shall cause the Trustee to issue to the Transferor for execution, and the Trustee shall authenticate and deliver, in accordance with the Transferor's instructions, Additional Class D Certificates on any Distribution Date on which the Available CTO Enhancement Amount or the Available Enhancement Amount is less than the Required CTO Enhancement Amount or the Required Enhancement Amount, respectively, in each case after giving effect to the deposit of Excess Spread and Shared Excess Finance Charge Collections to the Cash Collateral Account pursuant Section 4.8(j); provided, however, that (i) such Additional Class D Certificates may be issued, executed and delivered only upon satisfaction of the condition specified in Section 4.16(c)(i) and (ii) the Transferor shall not be required to increase the Aggregate Principal Receivables or decrease the Aggregate Invested Amount to permit such issuance.


         (c) Additional Class D Certificates may be issued, executed and delivered pursuant to Section 4.16(a) upon satisfaction of the following conditions:

                           (i) after giving effect to the issuance of such Additional Class D Certificates, the Transferor Amount shall be at least equal to the Minimum Transferor Amount and the Aggregate Principal Receivables shall be at least equal to the Minimum Aggregate Principal Receivables;

                           (ii) the Transferor shall have given notice, by 10:00 A.M., New York City time, on the date such Additional Class D Certificates are to be issued, to the Trustee and the Paying Agent of the proposed issuance of such Additional Class D Certificates;

                           (iii) on or before the date on which such Additional Class D Certificates are issued, the Transferor shall have delivered an Opinion of Counsel addressed to the Trustee, dated the date of such issuance, to the effect that such issuance will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, or cause or constitute an event in which gain or loss would be recognized by any Certificateholder; and

                           (iv) on or before the date such Additional Class D Certificates are issued, the Transferor shall deliver to the Trustee an Officer's Certificate confirming the item set forth in clause (i) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying.

                  (d) On any Distribution Date on which the Available Enhancement Amount is less than the Required Enhancement Amount or the Available CTO Enhancement Amount is less than the Required CTO Enhancement Amount, the Transferor shall have the option to either cause the issuance of Additional Class D Certificates or to permit the deposit of Excess Spread and Shared Excess Finance Charge Collections to the Cash Collateral Account pursuant to Section 4.8(j) in order to cure such deficiency; provided, however, that in the event that the Average Excess Spread Percentage as of such Distribution Date is less than or equal to 4.0%, deposits of Excess Spread and Shared Excess Finance Charge Collections to the Cash Collateral Account pursuant to Section 4.8(j) will be utilized first to cure such deficiency.

                  Section 4.17 Application of Recoveries. Notwithstanding any other provision of this Agreement, (i) Collections of Finance Charge Receivables with respect to any Collection Period shall be deemed to include Recoveries received during such Collection Period only to the extent that such Recoveries exceed the Investor Default Amount with respect to the following Distribution Date and (ii) Collections of Principal Receivables with respect to any Collection Period shall be deemed to include all Recoveries received during such Collection Period and not included as Collections of Finance Charge Receivables in accordance with clause (i) above.

                               [END OF ARTICLE IV]

                  SECTION 9. Article V of the Agreement. Article V of the Agreement as it relates to Series 1998-1 shall read in its entirety as follows:


                                    ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                               CERTIFICATEHOLDERS

                  Section 5.1 Distributions. (a) On each Determination Date, the Servicer shall deliver to the Trustee and Paying Agent a certificate substantially in the form of Exhibit E prepared by the Servicer.

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

                  (c) On the Class A Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

                  (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

                  (e) On the Class B Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

                  (f) On each Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Collateralized Trust Obligations pursuant to this Agreement.

                  (g) On the CTO Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such date to pay principal of the Collateralized Trust Obligations pursuant to this Agreement.

                  (h) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class D Certificates pursuant to this Agreement.

                  (i) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay principal of the Class D Certificates pursuant to this Agreement.

                  (j) The Paying Agent shall make each distribution required by subsections (a) through (i) above in accordance with the certificate delivered on the preceding Determination Date pursuant to Section 5.1(a).

                  (k) Except as provided in Section 12.2 with respect to a final distribution and Section 5.3, distributions to Series 1998-1 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 1998-1 Certificate or the making of any notation thereon; provided, however, that with respect to such Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.2 Statements to Series 1998-1 Certificateholders. On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1998-1 Certificateholder a statement substantially in the form of Exhibit F prepared by the Servicer setting forth certain information relating to the Trust and the Series 1998-1 Certificates.

                  On or before January 31 of each calendar year, beginning with 1999, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1998-1 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement referred to in the preceding paragraph, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder of such Series, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Certificateholders of such Series to prepare their tax returns.

Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                               [END OF ARTICLE V]

                  SECTION 10. Early Amortization Events. If any one of the events specified in Section 9.1 of the Agreement or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 1998-1 Certificates:

                           (a) failure on the part of the Transferor (x) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made; or (y) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement that continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1998-1 Certificates evidencing not less than 50% of the Invested Amount, and as a result of which the interests of the Series 1998-1 Certificateholders are materially and adversely affected;

                           (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement shall prove to have been incorrect in any material respect when made that continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1998-1 Certificates evidencing not less than 50% of the Invested Amount, and as a result of which the interests of the Series 1998-1 Certificateholders are materially and adversely affected; provided, however, that if the representation or warranty which was breached relates to any particular Receivable or group of Receivables, an Early Amortization Event shall not be deemed to have occurred hereunder if the Transferor shall have accepted reassignment of such Receivable, or all of such Receivables, if applicable, during such period (or such longer period not to exceed a total of 180 days as the Trustee may specify) in accordance with the provisions hereof and of the Agreement;

                           (c) the Holder of the Exchangeable Transferor Certificate shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to such Holder or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Holder and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; such Holder shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to such Holder in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days;

                           (d) any Servicer Default shall occur which has a material adverse effect on the interests of the Series 1998-1 Certificateholders;

                           (e) the Transferor shall fail to designate
         Supplemental Accounts in an amount and within the time period required by Section 2.6(a) of the Agreement;

                           (f) the average of the Portfolio Yields for any three consecutive Collection Periods shall be less than the average of the Base Rates for such Collection Periods plus 2.00%;

                           (g) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Distribution Date, the Class B Invested Amount shall not be paid in full on the

         Class B Expected Final Distribution Date or the CTO Invested Amount shall not be paid in full on the CTO Expected Final Distribution Date; or

                           (h) the Retained Percentage shall be equal to or less than 2.00% as of the last day of any Collection Period;

then, in the case of any event described in clause (a), (b) or (d), an Early Amortization Event will be deemed to have occurred with respect to the Series 1998-1 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or Series 1998-1 Certificateholders evidencing more than 50% of the Invested Amount of such Series, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such Certificateholders) declare that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any event described in Section 9.1 of the Agreement or in clause (c), an Early Amortization Event with respect to all Series, and in the case of any event described in clause (e), (f), (g), or
(h), an Early Amortization Event with respect to only the Series 1998-1 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or all certificateholders, as appropriate, immediately upon the occurrence of such event.

                  SECTION 10A. CTO Defaults. If any one of the following events shall occur with respect to the Collateralized Trust Obligations:

                           (a) accrued but unpaid CTO Monthly Interest is not paid in full to the CTO Securityholders on two consecutive Distribution Dates; or

                           (b) there is a CTO Investor Charge Off on three consecutive Distribution Dates;

then a CTO Default will be deemed to have occurred with respect to the Collateralized Trust Obligations. If a CTO Default has occurred and is continuing, upon the direction of CTO Securityholders holding more than 50% of the CTO Invested Amount, (i) before the payment in full of the Class A Certificates and the Class B Certificates, the Enhancement Percentage thereafter will equal the sum of (a) the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount on such Distribution Date and the denominator of which is the Invested Amount as of such Distribution Date and (b) 10% and (ii) following the payment in full of the Class A Certificates and the Class B Certificates, the Trustee will sell or cause to be sold an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested

Amount at the close of business on the date of such sale and pay the proceeds of such sale to the holders of the Series 1998-1 Certificates in final payment of all principal of and accrued interest on Series 1998-1 (which proceeds will be applied first to the CTO Invested Amount until the Collateralized Trust Obligations have been paid in full and then to the Class D Invested Amount until the Class D Certificates have been paid in full); provided, however, that the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Amount on such date and (B) a fraction, the numerator of which is the Invested Amount on such date and the denominator of which is the Aggregate Invested Amount on such date and (2) the Invested Amount on such date. The Transferor will be permitted to purchase such Receivables in such case and will have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid will be paid to the Transferor.

                  SECTION 11. Restrictions on Transfer. (a) Each Collateralized Trust Obligation will bear a legend or legends substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
(I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL CONTRACTS (WITHIN THE MEANING OF SECTION 401(c) OF ERISA), BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  THIS COLLATERALIZED TRUST OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS COLLATERALIZED TRUST OBLIGATION, AGREES THAT THIS COLLATERALIZED TRUST OBLIGATION MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) IN RELIANCE ON RULE 144A UNDER

THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH CERTIFICATE OWNER OF A COLLATERALIZED TRUST OBLIGATION BY ACCEPTING A BENEFICIAL INTEREST IN THIS COLLATERALIZED TRUST OBLIGATION, IF SUCH PERSON ACQUIRED THIS COLLATERALIZED TRUST OBLIGATION IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.


                  (b) Upon surrender for registration of transfer of a Collateralized Trust Obligation at the office of the Transfer Agent and Registrar, accompanied by a certification by the CTO Securityholder substantially in the form attached as Exhibit G, executed by the registered owner, in person or by such CTO Securityholder's attorney thereunto duly authorized in writing, such Collateralized Trust Obligation shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Collateralized Trust Obligations of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Collateralized Trust Obligations shall be subject to the restrictions set forth in this Section 11 and to such other restrictions as shall be set forth in the text of the Collateralized Trust Obligations. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.


                  (c) The Transferor may at any time, without the consent of the Series 1998-1 Certificateholders, (i) sell or transfer all or a portion of the Class D Certificates, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class D Certificates at least five Business Days prior to the consummation of such sale or transfer; (B) the Rating Agency Condition shall have been satisfied; (C) no Early Amortization Event shall have occurred prior to the consummation of such proposed sale or transfer of Class D Certificates;
(D) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause an Early

Amortization Event to occur with respect to any Series, and (E) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate with respect to such action, that such proposed sale or transfer will not (x) adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt,
(y) cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (z) cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

                  (d) No Class D Certificate or any interest therein may be Transferred except in accordance with this Section 11. Any sale, conveyance, assignment, hypothecation, pledge, participation or other transfer (each, a "Transfer") of a Class D Certificate otherwise permitted by this Section 11 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such holder's Class D Certificates. No Class D Certificate or any interest therein may be Transferred to any Person (each, an "Assignee") unless the Assignee shall have executed and delivered the certification referred to in subsection 11(e) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void.

                  (e) Each initial purchaser of a Class D Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer and the Trustee that it is either (x)(A) a citizen or resident of the United States, (B) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class D Certificates may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Class D Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class D Certificate will not result in any withholding obligation with respect to any payments with respect to the Class D Certificates by any person and who will furnish to the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 (and agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (y) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

                  (f) Each initial purchaser of a Class D Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class D Certificate or cause an interest in a Class D Certificate to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including, without limitation, a market wherein interests in the Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each initial purchaser of a Class D Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class D Certificate, that it is not and will not become, for so long as it holds an interest in a Class D Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Class D Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each Holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection 11(c).

                  (g) Each Class D Certificate will bear a legend or legends substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
(I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL CONTRACTS (WITHIN THE MEANING OF SECTION 401(c) OF ERISA), BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER- THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CERTIFICATE OWNER, BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1998-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH

OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 1998-1 SUPPLEMENT.

                  (h) Upon surrender for registration of transfer of a Class D Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class D Certificateholder substantially in the form attached as Exhibit G, executed by the registered owner, in person or by such Class D Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class D Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class D Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Class D Certificates shall be subject to the restrictions set forth in this Section 11 and to such other restrictions as shall be set forth in the text of the Class D Certificates. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

                  SECTION 12. Tax Characterization of the Collateralized Trust Obligations and the Class D Certificates. It is the intention of the parties hereto that the Collateralized Trust Obligations and the Class D Certificates be treated under applicable tax law as indebtedness. In the event that either the Collateralized Trust Obligations or the Class D Certificates are not so treated, it is the intention of the parties that the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be treated under applicable tax law as interests in a partnership that owns the Receivables. In the event that either the Collateralized Trust Obligations or the Class D Certificates are treated under applicable tax law as interests in a partnership, it is the intention of the parties that the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the holders of the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateralized Trust Obligations and on the Class D Certificates.

                  SECTION 13. Ratification of Master Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that pursuant to Section 9.2(a) of the Agreement, the Trustee shall sell the portion of the Receivables allocable to Series 1998-1 unless instructed not to sell, dispose of or otherwise liquidate the Receivables by holders of interests aggregating more than 50% of each Class of each Series (including a majority in interest in each collateral indebtedness interest), each holder of an interest in the Transferor Interest other than the Transferor and any other Person specified in a Supplement.

                  SECTION 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

                  SECTION 15. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 16. Subordination of Certain Termination Payments. Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 1998-1 Certificates shall be payable first to the Class A Certificateholders on a pro rata basis until all obligations payable in respect of the Class A Certificates are paid in full, then to the Class B Certificateholders on a pro rata basis until all obligations payable in respect of the Class B Certificates are paid in full, then to the CTO Securityholders until all obligations payable in respect of the Collateralized Trust Obligations are paid in full and then to the Class D Certificateholders on a pro rata basis until all obligations payable in respect of the Class D Certificates are paid in full.

                  SECTION 17. Third-Party Beneficiaries. As provided in Section
13.12 of the Agreement, the Agreement and this Series Supplement will inure to the benefit of the Series 1998-1 Certificateholders and their respective successors and permitted assigns.

                  SECTION 18. FASIT Election. Each Series 1998-1 Certificateholder, by acquiring an interest in a Series 1998-1 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of Section 860L of the Code (or any successor provision thereto); provided, however, that such election may not be made unless the Transferor delivers to the Trustee an Opinion of Counsel to the effect that (i) the issuance of FASIT regular interests will not adversely affect the federal or any applicable state income tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (ii) following such issuance, the Trust will not be classified, for federal or any applicable state income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and (iii) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder.

                  SECTION 19. Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each Class of Series 1998-1 Certificates which is then rated, and prior to the commencement of the Early Amortization Period, the Series 1998-1 Certificates may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre- funding account in an amount up to the initial principal balance of such Paired Series and funded primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 1998-1 Certificateholders. As principal is paid or deposited into the Principal Funding Account with respect to the Series 1998-1 Certificates, either (i) in the case of a pre- funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Series 1998-1 Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement. The numerator of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage and the Class D Fixed Allocation Percentage with respect to allocations of Collections of Principal Receivables may be changed upon the occurrence of an Early Amortization Event with respect to (and as defined in the Supplement for) a Paired Series (provided that such numerator is not less than the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount or the Class D Invested Amount, respectively, as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        FIRST NORTH AMERICAN NATIONAL BANK,
                                        as Transferor and Servicer


                                        By:
                                           --------------------------------
                                           Name: Michael T. Chalifoux
                                           Title: Chairman of the Board


                                        FIRST UNION NATIONAL BANK,
                                        as Trustee and Paying Agent


                                        By:
                                           --------------------------------
                                           Name: Monique L. Green
                                           Title: Vice President

                                                              EXHIBIT A
                                                              TO SUPPLEMENT


REGISTERED                                                    $____________

No. A-_                                                 CUSIP No. _________


                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



                         FNANB CREDIT CARD MASTER TRUST



                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE
                                  SERIES 1998-1



                    Class A Expected Final Distribution Date:
                         [__________] Distribution Date

                  Each $1,000 minimum denomination represents a
                          1/402,000 undivided interest
                            in certain assets of the

                         FNANB CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of MasterCard(R) and VISA(R) credit card accounts of

                       FIRST NORTH AMERICAN NATIONAL BANK

                (Not an interest in or obligation of First North
                American National Bank or any affiliate thereof)

                  This certifies that Cede & Co. (the "Class A
Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 30, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of [_________], 1998 (as amended and supplemented, the "Series Supplement"), among First North American National Bank, a national banking association, as Transferor and Servicer, and First Union National Bank, a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of MasterCard(R) and VISA(R) credit card accounts identified under the Agreement (the "Accounts") (including any Supplemental Accounts following their designation and any Automatic Additional Accounts following their creation but excluding any Removed Accounts following their designation),
(ii) all monies due or to become due and all amounts received with respect to the Receivables on and after the Initial Cut-Off Date (including recoveries of amounts previously charged off), (iii) certain interchange fees received by the Transferor in connection with the Receivables, (iv) all monies on deposit in certain bank accounts of the Trust (including, to the extent specified in the related Series Supplement, investment earnings on such amounts), (v) all proceeds of the foregoing, (vi) any Enhancement with respect to any particular Series or Class as provided in the related Series Supplement and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 800 East Main Street, Richmond, Virginia 23219,
Attention: Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.


                                                  FIRST NORTH AMERICAN
NATIONAL BANK




By:
   --------------------------------
                                                     Name:
                                                     Title:


Dated: [__________], 1998

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                                              FIRST UNION NATIONAL
BANK,
                                              as Trustee




By:
   ---------------------------                Authorized Officer

                         FNANB CREDIT CARD MASTER TRUST


                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE
                                  SERIES 1998-1


                         Summary of Terms and Conditions


                   This Class A Certificate is one of a Series of Certificates entitled FNANB Credit Card Master Trust, Series 1998-1 Certificates (the "Series 1998-1 Certificates"), and one of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $402,000,000. The Class A Invested Amount on any date will be an amount equal to
(a) the Class A Initial Invested Amount, minus (b) the Principal Funding Account Balance on such date, minus (c) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs reimbursed pursuant to the Series Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class A Invested Amount pursuant to the Series Supplement prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero. In addition, classes of the Series 1998-1 Certificates entitled Class B Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class B Certificates"), Collateralized Trust Obligations, Series 1998-1 (the "Collateralized Trust Obligations") and Class D Asset Backed Certificates, Series 1998-1 (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

                   Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                  Each Class A Certificate represents the right to receive payments of (i) interest at the rate of [____]% per annum above LIBOR (as determined on the related LIBOR Determination Date), accruing from [_________], 1998, payable on [__________], 1998 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the [__________] Distribution Date (and on each Distribution Date thereafter, if the Class A Certificates are not paid in full on the [__________] Distribution Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

                  The Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

                  On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class A Certificates are subject to retransfer to the

Transferor. The retransfer price will be equal to the Class A Invested Amount plus accrued but unpaid interest thereon.

                  Subject to certain conditions in the Agreement, if the Invested Amount is greater than zero on the [__________] Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1998-1 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

                  This Class A Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement

                  The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add other identifying code numbers to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. In addition, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer

Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

                  The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided, however, that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation referred to in clause (iii) below (or 100% of the class of Certificateholders so affected shall have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause any outstanding Series as to which an opinion that it was debt was given on its Closing Date to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Federal income taxation of any Investor Certificateholder or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; and, provided further, that such amendment shall not reduce in any manner the amount of, or delay the timing of, or change the priority of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the required percentage for consents to amendments pursuant to the following paragraph without the consent of each affected Investor Certificateholder.

                  The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing undivided interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding;

provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class A Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

                  THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES

UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT



Social Security or other identifying number of assignee

-------------------------


                   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

----------------------------------*


                                                          Signature Guaranteed:




-----------------------------------






-----------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                  EXHIBIT B
                                                                  TO SUPPLEMENT


REGISTERED                                                    $____________

No. B-1                                                 CUSIP No. _________

                   EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT
(I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURI TY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (IV) AND (V), INSURANCE COMPANY GENERAL ACCOUNTS (WITHIN THE MEANING OF SECTION 401(c) OF ERISA), BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



                         FNANB CREDIT CARD MASTER TRUST



                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE
                                  SERIES 1998-1



                    Class B Expected Final Distribution Date:
                          [_________] Distribution Date

                  Each $1,000 minimum denomination represents a
                           1/90,000 undivided interest
                            in certain assets of the

                         FNANB CREDIT CARD MASTER TRUST

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of MasterCard(R) and VISA(R) credit card accounts of

                       FIRST NORTH AMERICAN NATIONAL BANK

                (Not an interest in or obligation of First North
                American National Bank or any affiliate thereof)


                  This certifies that Cede & Co. (the "Class B
Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 30, 1997 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of [__________], 1998 (as amended and supplemented, the "Series Supplement"), among First North American National Bank, a national banking association, as Transferor and Servicer, and First Union National Bank, a national banking association, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") generated from time to time in a portfolio of MasterCard(R) and VISA(R) credit card accounts identified under the Agreement (the "Accounts") (including any Supplemental Accounts following their designation and any Automatic Additional Accounts following their creation but excluding any Removed Accounts following their designation), (ii) all monies due or to become due and all amounts received with respect to the Receivables on and after the Initial Cut-Off Date (including recoveries of amounts previously charged off), (iii) certain interchange fees received by the Transferor in connection with the Receivables,
(iv) all monies on deposit in certain bank accounts of the Trust (including, to the extent specified in the related Series Supplement, investment earnings on such amounts), (v) all proceeds of the foregoing, (vi) any Enhancement with respect to any particular Series or Class as provided in the related Series Supplement and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 800 East Main Street, Richmond, Virginia 23219, Attention: Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.


                                                           FIRST NORTH AMERICAN
NATIONAL BANK




By:_______________________________
                                                             Name:
                                                             Title:


Dated: [_________], 1998

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                     This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                                                     FIRST UNION NATIONAL
BANK,
                                                     as Trustee




By:__________________________
                                                     Authorized Officer

                         FNANB CREDIT CARD MASTER TRUST


                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE
                                  SERIES 1998-1


                         Summary of Terms and Conditions


                   This Class B Certificate is one of a Series of Certificates entitled FNANB Credit Card Master Trust, Series 1998-1 Certificates (the "Series 1998-1 Certificates"), and one of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $90,000,000. The Class B Invested Amount on any date will be an amount equal to
(a) the Class B Initial Invested Amount, minus (b) after the Class A Adjusted Invested Amount has been paid in full, the Principal Funding Account Balance on such date, minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to the Series Supplement, minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to the Series Supplement, plus (g) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocable to the Class B Invested Amount pursuant to the Series Supplement prior to such date; provided, however, that the Class B Invested Amount may not be reduced below zero. In addition, classes of the Series 1998-1 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 1998-1 (the "Class A Certificates"), Collateralized Trust Obligations, Series 1998-1 (the "Collateralized Trust Obligations") and Class D Asset Backed Certificates, Series 1998-1 (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

                   Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                   Each Class B Certificate represents the right to receive payments of (i) interest at the rate of [____]% per annum above LIBOR (as determined on the related LIBOR Determination Date), accruing from [_________], 1998, payable on [_________], 1998 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the [__________] Distribution Date (and on each Distribution Date thereafter, if the Class B Certificates are not paid in full on the [__________] Distribution Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class B Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

                   The Class B Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement. The Collateralized Trust Obligations and the Class D Certificates are subordinated to the Class A and Class B Certificates to the extent set forth in the Series Supplement.

                   On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

                   On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class B Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class B Invested Amount plus accrued but unpaid interest thereon.

                   Subject to certain conditions in the Agreement, if the Invested Amount is greater than zero on the [__________] Distribution Date (the "Stated Series Termination Date"), the Trustee shall sell or cause to be sold an amount of Receivables up to 110% of the Invested Amount at the close of business on such date, but not more than the total amount of Receivables allocable to the Series 1998-1 Certificates, and apply the proceeds of such sale as provided in the Agreement and the Series Supplement.

                   This Class B Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement

                   The Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions therein or to add other identifying code numbers to the definition of Account or to add any other provisions with respect to matters or questions raised under the Agreement which shall not be inconsistent with the provisions of the Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any of the Investor Certificateholders. In addition, the Agreement and any Supplement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, to add to or change any of the provisions of the Agreement to enable Bearer Certificates to be issued in conformity with the Bearer Rules, to provide that



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







Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Investor Certificates in uncertificated form, provided any such action shall not adversely affect the interest of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules.

                   The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement, or of modifying in any manner the rights of the Holders of Investor Certificates; provided, however, that (i) the Servicer shall have provided an Opinion of Counsel to the Trustee to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders of any outstanding Series, which Opinion of Counsel may rely solely on the rating confirmation referred to in clause (iii) below (or 100% of the class of Certificateholders so affected shall have consented), (ii) such amendment shall not, as evidenced by an Opinion of Counsel, cause any outstanding Series as to which an opinion that it was debt was given on its Closing Date to fail to qualify as debt for Federal income tax purposes, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation characterization of any outstanding Series of Investor Certificates or the Federal income taxation of any Investor Certificateholder or any Certificate Owner and (iii) the Rating Agencies shall confirm that such amendment shall not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates; and, provided further that such amendment shall not reduce in any manner the amount of, or delay the timing of, or change the priority of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or reduce the required percentage for consents to amendments pursuant to the following paragraph without the consent of each affected Investor Certificateholder.

                   The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing undivided interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders; or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

                   The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class B Certificates in authorized denominations representing like aggregate undivided interests in the Trust will be issued to the designated transferee or transferees.

                   As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate undivided interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                   The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

                   THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT



Social Security or other identifying number of assignee

-------------------------


                   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------
-----------------------------------------------------------------
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
                                  *
----------------------------------


                                                        Signature Guaranteed:




----------------------------------






-----------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.










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